Exhibit 99.1

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 6-25-2005	Input	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		7/18/2005
2	Payment Date		7/20/2005
3	Collection Period	5/29/2005	6/25/2005	28
4	Monthly Interest Period - Actual	6/20/2005	7/19/2005	30
5	Monthly Interest - Scheduled			30

B.	SUMMARY

				Principal Payment
		Initial Balance	Beginning Balance	1st Priority	Regular	Ending Balance	Note Factor
6	Class A-1 Notes	425,000,000.00	242,244,641.02	—	29,473,795.43	212,770,845.59	0.5006373
7	Class A-2 Notes	420,000,000.00	420,000,000.00	—	—	420,000,000.00	1.0000000
8	Class A-3 Notes	485,000,000.00	485,000,000.00	—	—	485,000,000.00	1.0000000
9	Class A-4 Notes	170,000,000.00	170,000,000.00	—	—	170,000,000.00	1.0000000
10	Certificates	185,393,258.00	185,393,258.00	—	—	185,393,258.00	1.0000000

11	Equals: Total Securities	$1,685,393,258.00	$1,502,637,899.02	$—	$29,473,795.43	$1,473,164,103.59

12	Total Securitization Value	$1,685,393,258.00	$1,536,345,765.02			$1,506,871,969.59

				Per $1000	Principal& Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
13	Class A-1 Notes	2.9850%	602,583.54	2.4875000	30,076,378.97	124.1570457
14	Class A-2 Notes	3.5200%	1,232,000.00	2.9333333	1,232,000.00	2.9333333
15	Class A-3 Notes	3.8200%	1,543,916.67	3.1833333	1,543,916.67	3.1833333
16	Class A-4 Notes	3.9400%	558,166.67	3.2833333	558,166.67	3.2833333

	Equals: Total Securities		3,936,666.88		33,410,462.31

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Lease Payments Received	26,208,542.86
18	Sales Proceeds - Early Terminations	9,494,276.53
19	Sales Proceeds - Scheduled Terminations	3,062,125.47
20	Security Deposits for Terminated Accounts	27,224.00
21	Excess Wear and Tear Received	12,749.03
22	Excess Mileage Charges Received	56,434.88
23	Other Recoveries Received	69,802.00

24	Subtotal: Total Collections	38,931,154.77

25	Repurchase Payments	—
26	Postmaturity Term Extension	925,707.20
27	Investment Earnings on Collection Account	103,786.42

28	Total Available Funds, prior to Servicer Advances	39,960,648.39

29	Servicer Advance	—

30	Total Available Funds	39,960,648.39

31	Reserve Account Draw	—

32	Available for Distribution	39,960,648.39

D.	DISTRIBUTIONS

33	Payment Date Advance Reimbursement (Item 77)		—
34	Servicing Fee (Servicing and Administrative Fees paid pro rata):
35	Servicing Fee Shortfall from Prior Periods		—
36	Servicing Fee Due in Current Period		1,280,288.14
37	Servicing Fee Shortfall		—
38	Administration Fee (Servicing and Administrative Fees paid pro rata):
39	Administration Fee Shortfall from Prior Periods		—
40	Administration Fee Due in Current Period		5,000.00
41	Administration Fee Shortfall		—
42	Interest Paid to Noteholders		3,936,666.88
43	First Priority Principal Distribution Amount		—
44	Amount Paid to Reserve Account to Reach Specified Balance		—
45	Subtotal: Remaining Available Funds	34,738,693.37
46	Regular Principal Distribution Amount	29,473,795.43
47	Regular Principal Paid to Noteholders (lesser of Item 45 and Item 46)		29,473,795.43
48	Other Amounts paid to Trustees		—

49	Remaining Available Funds		5,264,897.94

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 6-25-2005	PAGE 2

E.	CALCULATIONS

50	Calculation of First Priority Principal Distribution Amount:
51	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	1,317,244,641.02
52	Less: Aggregate Securitization Value (End of Collection Period)	(1,506,871,969.59)

53	First Priority Principal Distribution Amount (not less than zero)	—

54	Calculation of Regular Principal Distribution Amount:
55	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	1,317,244,641.02
56	Less: First Priority Principal Distribution Amount	—
57	Less: Targeted Note Balance	(1,287,770,845.59)

58	Regular Principal Distribution Amount	29,473,795.43

59	Calculation of Targeted Note Balance:
60	Aggregate Securitization Value (End of Collection Period)	1,506,871,969.59
61	Less: Targeted Overcollateralization Amount (13% of Initial Securitization Value)	(219,101,124.00)

62	Targeted Note Balance	1,287,770,845.59

63	Calculation of Servicer Advance:
64	Available Funds, prior to Servicer Advances (Item 28)	39,960,648.39
65	Less: Payment Date Advance Reimbursement (Item 77)	—
66	Less: Servicing Fees Paid (Items 35, 36 and 37)	1,280,288.14
67	Less: Administration Fees Paid (Items 38, 39 and 40)	5,000.00
68	Less: Interest Paid to Noteholders (Item 42)	3,936,666.88
69	Less: 1st Priority Principal Distribution (Item 43)	—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	34,738,693.37
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 71 and absolute value of Item 70, else 0)	—

73	Total Available Funds after Servicer Advance (Item 70 plus Item 72)	34,738,693.37

74	Reserve Account Draw Amount (If Item 73 is < 0, Lesser of the Reserve Account Balance and Item 73)	—

75	Reconciliation of Servicer Advance:
76	Beginning Balance of Servicer Advance	—
77	Payment Date Advance Reimbursement	—
78	Additional Payment Advances for current period	—

79	Ending Balance of Payment Advance	—

F.	RESERVE ACCOUNT

80	Reserve Account Balances:
81	Specified Reserve Account Balance (1% of Initial Securitized Value)		16,853,932.58
82	Initial Reserve Account Balance		16,853,932.58
83	Beginning Reserve Account Balance		16,853,932.58
84	Plus: Net Investment Income for the Collection Period		41,811.46

85	Subtotal: Reserve Fund Available for Distribution		16,895,744.04
86	Plus: Deposit of Excess Available Funds to reach Specified Balance (Item 44)		—
87	Less: Reserve Account Draw Amount (Item 74)		—

88	Subtotal Reserve Account Balance		16,895,744.04
89	Less: Excess Reserve Account Funds to Transferor (If Item 88 > Item 81)		41,811.46

90	Equals: Ending Reserve Account Balance		16,853,932.58

91	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

92	Current Period Net Residual Losses:	Units	Amounts
93	Aggregate Securitization Value for Scheduled Terminated Units	173	3,235,452.13
94a	Less: Aggregate Sales Proceeds for Current Month Scheduled Terminated Units		(3,070,900.47)
94b	Less: Aggregate Sales Proceeds & Recoveries for Prior Month Scheduled Terminated Units		(944.00)
95	Less: Excess Wear and Tear Received		(12,749.03)
96	Less: Excess Mileage Received		(56,434.88)

97	Current Period Net Residual Losses/(Gains)	173	94,423.75

98	Cumulative Net Residual Losses:
99	Beginning Cumulative Net Residual Losses	47	23,455.57
100	Current Period Net Residual Losses (Item 97)	173	94,423.75

101	Ending Cumulative Net Residual Losses	220	117,879.32

102	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.01%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 6-25-2005	PAGE 3

G.	POOL STATISTICS

103	Collateral Pool Balance Data		Initial	Current

104	Initial Aggregate Securitization Value		1,685,393,258	1,506,871,970
105	Number of Current Contracts		72,157	69,249
106	Weighted Average Lease Rate		3.59%	3.54%
107	Average Remaining Term		27.48	21.14
108	Average Original Term		42.98	42.95
109	Monthly Prepayment Speed			89.89%
		Units	Book Amount	Securitization Value

110	Pool Balance - Beginning of Period	69,925	1,693,275,085	1,536,345,765
111	Depreciation/Payments		(24,551,581)	(15,985,245)
112	Gross Credit Losses	(27)	(560,575)	(576,494)
113	Early Terminations	(431)	(9,335,204)	(8,750,897)
114	Scheduled Terminations	(173)	(3,429,367)	(3,235,452)
115	Repurchase/Reallocation	(45)	(984,796)	(925,707)

116	Pool Balance - End of Period	69,249	1,654,413,563	1,506,871,970

117	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

118	Current	68,612	1,494,182,100	99.16%
119	31 - 90 Days Delinquent	587	11,660,725	0.77%
120	90+ Days Delinquent	50	1,029,145	0.07%

121	Total	69,249	1,506,871,970	100.00%

122	Credit Losses:		Units	Amounts

123	Aggregate Securitization Value on charged-off units		27	576,494
124	Aggregate Liquidation Proceeds on charged-off units			(378,837)
125	Recoveries on charged-off units			—

126	Current Period Aggregate Net Credit Losses/(Gains)		27	197,657

127	Cumulative Net Credit Losses:
128	Beginning Cumulative Net Credit Losses		62	428,415
129	Current Period Net Credit Losses (Item 119)		27	197,657

130	Ending Cumulative Net Credit Losses		89	626,072

131	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.04%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 6-25-2005	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
08/20/2005	33,405,523
09/20/2005	37,457,204
10/20/2005	46,607,756
11/20/2005	47,284,178
12/20/2005	42,650,813
01/20/2006	39,104,599
02/20/2006	37,136,336
03/20/2006	34,988,116
04/20/2006	38,637,943
05/20/2006	34,947,324
06/20/2006	31,235,118
07/20/2006	33,427,884
08/20/2006	49,041,158
09/20/2006	50,061,203
10/20/2006	50,338,407
11/20/2006	50,497,125
12/20/2006	51,196,052
01/20/2007	51,490,897
02/20/2007	43,142,105
03/20/2007	35,034,632
04/20/2007	36,062,048
05/20/2007	34,964,791
06/20/2007	27,881,714
07/20/2007	30,026,898
08/20/2007	34,999,900
09/20/2007	36,701,939
10/20/2007	41,776,630
11/20/2007	35,332,393
12/20/2007	32,298,235
01/20/2008	28,874,646
02/20/2008	23,049,672
03/20/2008	35,668,840
04/20/2008	47,094,804
05/20/2008	28,264,699
06/20/2008	33,693,880
07/20/2008	34,568,539
08/20/2008	24,396,280
09/20/2008	22,284,310
10/20/2008	21,263,280
11/20/2008	15,684,291
12/20/2008	22,202,425
01/20/2009	16,604,069
02/20/2009	1,050,482
03/20/2009	257,796
04/20/2009	224,575
05/20/2009	191,684
06/20/2009	214,697
07/20/2009	255,775
08/20/2009	271,178
09/20/2009	294,601
10/20/2009	591,689
11/20/2009	729,958
12/20/2009	964,646
01/20/2010	433,893
02/20/2010	9,918
03/20/2010	1,088
04/20/2010	665
05/20/2010	670
Total:	1,506,871,970

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(a) each collection period is a calendar month rather than a fiscal month,
(b) timely receipt of all monthly rental payments and sales proceeds,
(c) no credit or residual losses and
(d) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.